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                                                                   Exhibit 10.44

                              NEXTEL PARTNERS, INC.

                      Warrant for the Purchase of Shares of
                 Class A Common Stock of Nextel Partners, Inc.

No. 1                                                        Warrant to Purchase
                                                                  198,073 Shares

            NEITHER THIS SECURITY NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT AND THE CUSTODIAL AGREEMENT (AS SUCH TERMS ARE HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY.

      FOR VALUE RECEIVED, NEXTEL PARTNERS, INC., a Delaware corporation (the "Company"), hereby certifies that MADISON DEARBORN CAPITAL PARTNERS II, L.P., its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, 198,073 fully paid and non-assessable shares of common stock of the Company, par value $0.00l per share (the "Warrant Shares"), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Warrant Shares to be received upon the exercise of this Warrant and the price to be paid for a Warrant Share are subject to adjustment from time to time as hereinafter set forth.
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      (a) DEFINITIONS.

      (1) The following terms, as used herein, have the following meanings:

      "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

      "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

      "Common Stock" means the authorized Class A Common Stock, par value $0.001 per share, of the Company.

      "Custodial Agreement" means the agreement between the Bank of Montreal Trust Company and the Company dated as of the date hereof.

      "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

      "Exercise Price" means $0.01 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

      "Expiration Date" means January 29, 2004 at 5:00 p.m. New York City time.

      "Fair Market Value" means, with respect to one share of Common Stock on any date, the Current Market Price Per Common Share (as defined in paragraph
(h)(3)).

      "Person" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organizations including a government or political subdivision or an agency or instrumentality thereof.

      "Preferred Stock" means the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company.

      "Principal Holders" means, on any date, the Holders of at least 25% of the Warrants.


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      "Shareholders' Agreement" means the Shareholders' Agreement dated as of the date hereof among Nextel Partners, Inc., Nextel WIP Corp., Eagle River Investments, LLC, Motorola, Inc., DLJ Merchant Banking Partners II, L.P., and the other shareholders named therein.

      "transfer" shall have the meaning assigned to such term in the Shareholders' Agreement.

      "Warrants" means the Warrants issued to Madison Dearborn Capital Partners II, L.P. under the Subscription Agreement dated January 29, 1999 among the Company and the subscribers listed on the signature pages thereof.

      (2) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Shareholders' Agreement.

      (b) EXERCISE OF WARRANT.

                  (1) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, beginning 60 days after the date hereof until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. Notwithstanding the preceding sentence, if the Non-Nextel Shareholders (as defined in the Shareholders' Agreement) exercise their Put Right (as defined in the Shareholders' Agreement) or NWIP elects to exercise its NWIP Call Right (as defined in the Shareholders' Agreement) this Warrant shall terminate upon the closing of the exercise of the Put Right or the NWIP Call Right and the Company's book and records shall reflect such termination unless the Holder has exercised this Warrant prior to such closing. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price, provided however, that in connection with a public offering of the Common Stock, a Holder may deliver the Warrant Exercise Notice, the Warrant Exercise Subscription Form and this Warrant Certificate to the Company simultaneously and provided further that if such exercise is in connection with a Put Right or NWIP Call Right a Holder shall deliver the Warrant Exercise Notice, the Warrant Exercise


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            Subscription Form and this Warrant Certificate to the Company simultaneously prior to the closing of such purchase of Preferred Stock or Common Stock. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Notwithstanding anything herein to the contrary, in lieu of payment in cash of the applicable Exercise Price, the Holder may elect (i) to receive upon exercise of this Warrant, the number of Warrant Shares reduced by a number of shares of Common Stock having the aggregate Fair Market Value equal to the aggregate Exercise Price for the Warrant Shares, (ii) to deliver as payment, in whole or in part of the aggregate Exercise Price, shares of Common Stock having the aggregate Fair Market Value equal to the applicable non-cash portion of the aggregate Exercise Price for the Warrant Shares, (iii) to deliver as payment, in whole or in part of the aggregate Exercise Price, shares of Preferred Stock, having the aggregate Liquidation Value (as defined in the Certificate of Designations for the Preferred Stock) equal to the applicable non-cash portion of the aggregate Exercise Price for the Warrant Shares or (iv) to deliver as payment, in whole or in part of the aggregate Exercise Price, such number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value equal to the applicable non-cash portion of the aggregate Exercise Price for the Warrant Shares. Notwithstanding anything to the contrary in this paragraph (b)(1), if the aggregate Fair Market Value of the Common Stock or Liquidation Value of the Preferred Stock applied or delivered pursuant to (i), (ii), (iii) or (iv) above exceeds the aggregate Exercise Price, in no event shall the Holder be entitled to receive any amounts from the Company.

                  (2) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares to the Holder.

                  (3) If the Holder exercises this Warrant in part, this Warrant
            Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the


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            unexercised number of Warrant Shares shall be executed by the
            Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph (f) hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same. No exercise of this Warrant shall be for less than five per cent of the total shares then purchasable under this Warrant.

                  (4) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph (e) below.

      (c) RESTRICTIVE LEGEND. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to the Shareholders' Agreement.

      (d) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Shareholders' Agreement.

      (e) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the


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Current Market Price Per Common Share (as defined in paragraph (h)(3)) at the date of such exercise.

      The Company further agrees that it will not change the par value of the Common Stock from par value $0.001 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Common Stock upon any event described in paragraph (h), that (i) provides for an increase in the number of shares of Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased, but only to the extent that such increase in the number of shares, together with all other such increases after the date hereof, causes the aggregate Exercise Price of all Warrants (without giving effect to any exercise thereof) to be greater than $25,000.00 or (ii) would, but for this provision, reduce the Exercise Price below the par value of the Common Stock.

      (f) EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANT.

                  (1) This Warrant and the Warrant Shares are subject to the provisions of the Shareholders' Agreement and the Custodial Agreement, including the restrictions on transfer. Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby. The Holder, by its acceptance of this Warrant, will be subject to the provisions of, and will have the benefits of, the Shareholders' Agreement and the Custodial Agreement to the extent set forth therein.

                  (2) Subject to compliance with the transfer restrictions set forth in the Shareholders' Agreement, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

      (g) LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory


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indemnification, and upon surrender and cancellation of this Warrant
Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

      (h) ANTI-DILUTION PROVISIONS. The Exercise Price of this Warrant and the number of shares of Common Stock for which this Warrant may be exercised shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this paragraph (h); provided that notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Common Stock, as such par value may be reduced from time to time in accordance with paragraph (e).

                  (1) in case the Company shall at any time after the date
            hereof (i) declare a dividend or make a distribution on Common Stock payable in Common Stock, (ii) subdivide or split the outstanding Common Stock, (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that, giving effect to paragraph (h)(6), the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Company (or shares of any security into which such shares of Common Stock have been reclassified pursuant to clause (iii) or (iv) above) which, if this Warrant had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (2) In case the Company shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Stock), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date


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            by a fraction, the numerator of which shall be the Current Market
            Price Per Common Share on such record date, less the fair market value (such fair market value shall be determined by the Board of Directors of the Company; provided that if the Principal Holders shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Principal Holders to determine such fair market value) of the portion of the assets, cash, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

                  (3) For the purpose of any computation, on any determination date, the Current Market Price Per Common Share shall be deemed to be the avenge (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the Common Stock for the 20 consecutive trading days ending three days prior to such date. "Daily Price" means (1) if the shares of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); (4) if the shares of Common Stock then are not listed and traded on any such securities exchange and not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ; or (5) if such shares are not listed and traded on any such securities exchange, not traded on the NASDAQ National Market and bid and asked prices are not reported by NASDAQ, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market. If on any determination date the shares of Common Stock are not quoted by any such organization, the Current Market Price Per Common


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

            Share shall be (X) during the first 24 months following the date hereof, the price per share of Series C Preferred Stock of the Company issued on the date hereof compounded on a monthly basis at an annual rate of 20% per annum and (Y) thereafter, a value that is set annually by the Board, without regard to considerations of the lack of liquidity, applicable regulatory restrictions or any of the transfer restrictions or other obligations imposed on such shares set forth in the Shareholders' Agreement and the Custodial Agreement. If the Principal Holders shall object to any determination by the Board of Directors of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the applicable class of Common Stock as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to the Principal Holders. For purposes of any computation under this paragraph (h), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

                  (4) No adjustment in the Exercise Price shall be required
            unless such adjustment would require an increase or decrease of at least one percent in such price; provided that any adjustments which by reason of this paragraph (h)(4) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (h) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

                  (5) In the event that, at any time as a result of the
            provisions of this paragraph (h), the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock or other securities of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

                  (6) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs (h)(l) and (2) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by (i) multiplying the


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            number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained the Exercise Price in effect immediately after such adjustment of the Exercise Price.

                  (7) The Company shall notify all Holders of the fixing a
            record date for the purpose of payment of a cash dividend to holders of Common Stock as soon as reasonably practicable, but in no event less than 20 days prior to any such record date.

                  (8) Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this paragraph (h), the Company shall forthwith file in the custody of this Secretary or an Assistant Secretary at its principal executive office and with its stock transfer agent or its warrant agent, if any, an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to paragraph (f) and the Company shall, forthwith after each such adjustment, mail a copy, by first-class mail, of such certificate to the Holder.

                  (9) The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to paragraph (h)(2) otherwise required thereof, on the date of exercise of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this paragraph (h)(9) by delivering to the Company a written notice of such exercise within seven days of its receipt of the certificate of adjustment required pursuant to paragraph (h)(8) to be delivered by the Company in connection with such distribution.


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

                  (i) CONSOLIDATION, MERGER, OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and
            (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph (i) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph (i) shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

                  (j) NOTICES. Any notice, demand or delivery authorized by this
            Warrant Certificate shall be in writing and shall be given to the Holder or the Company as the case may be, at its address (or telecopier number) set forth below, or such


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            other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

                  If to the Company:  Nextel Partners, Inc.
                                      4500 Carillon Point
                                      Kirkland, WA 98033
                                      Telecopy: (425) 828-8098
                                      Attention: General Counsel

                  with a copy to:     Friedman Kaplan & Seiler LLP
                                      875 Third Avenue, 8th Floor
                                      New York, NY 10022
                                      Telecopy: (212) 355-6501
                                      Attention: Gary D. Friedman

                  If to the Holder:   Madison Dearborn Capital Partners II, L.P.
                                      3 First National Plaza
                                      Suite 3800
                                      Chicago, IL 60602
                                      Telecopy: (312) 895-1226

                  Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

                  (k) RIGHTS OF THE HOLDER. Prior to the exercise of any
            Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

                  (l) GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS
            ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

                  (m) JURISDICTION. The parties hereto agree that any suit,
            action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in paragraph (j) shall be deemed effective service of process on such party.

                  (n) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
            IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (o) AMENDMENTS; WAIVERS. Any provision of this Warrant
            Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  (p) SUCCESSORS AND ASSIGNS. This Warrant and the rights
            evidenced thereby shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

                  (q) HEADINGS. The heading used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


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

      IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of

January 29, 1999.

                                        NEXTEL PARTNERS, INC.


                                        By /s/ John D. [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:

Acknowledged and Agreed:

MADISON DEARBORN CAPITAL
  PARTNERS II, L.P.

By: Madison Dearborn Partners II, L.P.,
    its General Partner

By: Madison Dearborn Partners, Inc.,
    its General Partner

By /s/ John D. [ILLEGIBLE]
   ----------------------------------
   Title: Managing Director

                            WARRANT EXERCISE NOTICE

       (To be delivered prior to exercise of the Warrant by execution of the Warrant Exercise Subscription Form)

To:   Nextel Partners, Inc.

      The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $0.001 per share, of Nextel Partners, Inc.

      The undersigned intends to exercise the Warrant to purchase _____ shares of Common Stock (the "Shares") at $0.01 per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

                                      -OR-

      The undersigned intends to exercise the Warrant to purchase ___________ shares of Common Stock (the "Shares") and wishes, in lieu of paying the Exercise Price of $0.01 per share currently in effect pursuant to the Warrant, to receive that number of shares reduced by a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to the aggregate Exercise Price for the Shares.

      Date: _______________ ____, ______.


                                             ___________________________________
                                                  (Signature of Owner)


                                             ___________________________________
                                                  (Street Address)


                                             ___________________________________
                                                  (City) (State) (Zip Code)

Payment: $___________ cash
         $___________ check

                       WARRANT EXERCISE SUBSCRIPTION FORM

    (To be executed only upon exercise of the Warrant after delivery of the
                            Warrant Exercise Notice)

To:   Nextel Partners, Inc.

      The undersigned irrevocably exercises the Warrant for the purchase of ______ shares of Common Stock (the "Shares"), par value $0.001 per share, of Nextel Partners, Inc. (the "Company") at $0.01 per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

      The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares of Common Stock (the "Shares"), par value $0.001 per share, of Nextel Partners, Inc. (the "Company") at $0.01 per Share (the Exercise Price currently in effect pursuant to the Warrant) (provided that in lieu of payment of $________, the undersigned will receive a number of Shares reduced by a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

      Date: _______________ ____, ______.


                                             ___________________________________
                                                  (Signature of Owner)


                                             ___________________________________
                                                  (Street Address)


                                             ___________________________________
                                                  (City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the

within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                            WARRANT ASSIGNMENT FORM

                                                                  Dated ________

FOR VALUE RECEIVED, ___________________________________________________

hereby sells, assigns and transfers unto,

______________________________________________________________ (the "Assignee"),
(please type or print in block letters)

_______________________________________________________________________
(insert address)

its right to purchase up to shares of Common Stock represented by this

Warrant and does hereby irrevocably constitute and appoint

_______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                           Signature ________________